Government Bonds, Long-Term Notes Receivable And Other Assets - Summary of Balance of Government Bonds (Detail) - Government Bonds - MXN ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Disclosure Of Notes Receivable Government Bonds And Other Non Current Assets [Line Items]
Government bonds	$ 110,179,517	$ 110,855,356
Less: current portion of Government Bonds, net of expected credit losses	46,526,257	1,253,451
Total long-term notes receivable	63,653,260	109,601,905
Expected credit losses	$ 9,717	$ 13,038